                                                           SEMIANNUAL REPORT TO
                                                    SHAREHOLDERS FOR THE PERIOD
                                                             ENDED MAY 31, 1998


LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

SEEKS LONG-TERM CAPITAL APPRECIATION

KEMPER-DREMAN
FINANCIAL SERVICES FUND


                   "...If the sector cools off momentarily,
                       that should give us a chance to
                      be more aggressive and really add
                     potential value to the portfolio..."

                                                        [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
7
INDUSTRY SECTORS
8
LARGEST HOLDINGS
9
PORTFOLIO OF
INVESTMENTS
11
FINANCIAL STATEMENTS
13
NOTES TO
FINANCIAL STATEMENTS
16
FINANCIAL HIGHLIGHTS



AT A GLANCE
--------------------------------------------------------------------------------
KEMPER-DREMAN FINANCIAL SERVICES
FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE PERIOD STARTED MARCH 9, 1998 THROUGH MAY 31, 1998 (UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                         2.84%
CLASS B                         2.53%
CLASS C                         2.74%
LIPPER FINANCIAL SERVICES
FUNDS CATEGORY AVERAGE*         4.72%
--------------------------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------

                                    AS OF     AS OF
                                   5/31/98   3/9/98+
--------------------------------------------------------------------------------
    KEMPER-DREMAN FINANCIAL
    SERVICES FUND CLASS A            $9.77      $9.50
--------------------------------------------------------------------------------
    KEMPER-DREMAN FINANCIAL
    SERVICES FUND CLASS B            $9.74      $9.50
--------------------------------------------------------------------------------
    KEMPER-DREMAN FINANCIAL
    SERVICES FUND CLASS C            $9.76      $9.50
--------------------------------------------------------------------------------

*Lipper Analytical Services, Inc. returns are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable. The Lipper Financial Services Funds Category Average is based on a three month period from March 1, 1998 through May 31, 1998.

+The fund commenced operations on March 9, 1998.


TERMS TO KNOW

PRICE/EARNINGS MULTIPLE A company's stock price divided by its earnings for the past four quarters, also referred to as its P/E.

TOTAL RETURN A fund's total return measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period. Total return calculations assume that dividends are reinvested. Total return represents the aggregate percentage or dollar value change over the period.

VALUE INVESTING An investment strategy that seeks to identify strongly financed, growing companies whose stocks sell at low multiples of earnings (P/Es). This strategy is also described as contrarian because such stocks are typically out of favor.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

Dr. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS. HE IS ALSO A MEMBER OF THE INVESTMENT POLICY AND STRATEGY COMMITTEE FOR KEMPER FUNDS.

SILVIA HOLDS BACHELOR OF ARTS AND PH.D. DEGREES IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND HAS A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $218 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPLEXES IN THE UNITED STATES.


DEAR SHAREHOLDERS,

Stable economic growth, low interest rates and sustained low inflation continued to produce a beneficial market environment for investors in the second quarter of 1998. Despite heightened sensitivity to earnings estimates and announcements, the economy continued to support financial assets. We expect this favorable climate to continue -- in spite of the sensitivity -- at least over the shorter term.

  As always, expectations have been at the heart of the actions and reactions that move the markets. Expectations appear to be high, as demonstrated by a record flow of new cash into mutual funds. As of April 30, 1998, a record $5 trillion in mutual fund assets surpassed total assets of the nation's banks, according to the Investment Company Institute, a trade organization that monitors the mutual fund industry, and the Federal Reserve Bank in Washington.

  Unfortunately, high expectations often combine with high anxiety -- today's investors are attuned to even the smallest hint of economic change. The result is volatility. Many who believe that our long-running bull market is too good to be true or that stock prices are too high are wondering when the market will reverse.

  While a reversal may not be on the immediate horizon, investors are wise to watch for several signs that change is underway: rising prices, indicating higher inflation; repercussions of the Asian economic crisis on American business, which could appear in the form of reduced earnings; and a continued widening of our trade deficit, a serious imbalance caused by heightened American demand for foreign goods and services.

  But at its monetary policy meeting at the end of the second quarter, the Federal Reserve Board (the Fed) again chose to leave interest rates alone. In the coming months, the Fed could raise interest rates if inflation accelerates or if growth appears to be too rapid compared to the Fed's expectations.

  Our positive outlook for the short term is based primarily on the current resiliency of our marketplace. The United States appears to be firmly planted in the middle of an economic cycle, with no evidence of detrimental pressures that might be associated with the market's phenomenal growth. We are not seeing widespread price increases for goods and services or a downturn in the housing market, both of which we might expect late in an economic cycle.

  Equities have continued to reward investors. The U.S. stock market, as measured by the Standard & Poor's 500, gained nearly 18 percent in the first half of 1998 but just 3.5 percent in the second quarter as profit concerns moved front and center. Bonds in 1998 have also rewarded investors in terms of real return, which is total return less the rate of inflation. The Treasury and high yield debt markets have performed particularly well.

  U.S. economic growth, as measured by the gross domestic product (GDP) growth rate, was slightly above 5 percent for the first quarter. Our general expectation for the year is that growth in all of 1998 will increase between 2.5 and 3 percent over last year. In other words, the economy will remain strong, but will continue to slow down as the year progresses.

  Consumer spending and corporate fixed investment have fueled the economy's solid growth. Spending on both capital goods and high technology has been strong. Corporate profit growth has continued to slow, which appears to be acceptable to investors in an environment of stable interest rates. U.S. employment growth has ranged from 2 to 2.25 percent, continuing to exceed expectations. Consumer confidence has remained at all-time highs. The increase in output prices, an indicator of inflation measured by the Consumer Price Index
(CPI), has stayed at 1.5 to 2 percent.

  Adding to the good news, all seems to be quiet on the domestic policy front. At the end of February, the U.S. federal budget deficit essentially vanished. Recent efforts to reduce the deficit, combined with higher federal revenues due to the robust economy, have left us with an expected budget surplus of $60 billion to $80 billion for fiscal 1998. To date, our Democratic president and Republican Congress have not agreed on any significant legislation regarding tax credits, spending cuts or health care that could threaten the newfound federal budget surplus.

  Can we expect a little more excitement from overseas? A full-scale global recession from last year's Asian economic crisis seems unlikely at this point. Although the crisis has impacted exporters in particular, it has yet to hurt most U.S. businesses and investors. Quite the

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]


                                NOW (6/30/98)        6 MONTHS AGO         1 YEAR AGO           2 YEARS AGO
10-YEAR TREASURY RATE(1)             5.5                 5.54                6.22                  6.87
PRIME RATE(2)                        8.5                  8.5                 8.5                  8.25
INFLATION RATE(3)*                  1.75                  1.7                 2.3                  2.82
THE U.S. DOLLAR(4)                  9.54                 9.32                7.32                  8.35
CAPITAL GOODS ORDERS(5)*           10.51                14.37                8.58                  2.44
INDUSTRIAL PRODUCTION(5)*           4.42                 5.74                3.91                  3.99
EMPLOYMENT GROWTH(6)                2.62                 2.88                2.56                  2.23

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2)  The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5)  These influence corporate profits and equity performance.

(6)  An influence on family income and retail sales.

*    Data as of May 31, 1998.

contrary. While the mere threat of repercussions from the Asian crisis added to the anxiety mentioned earlier, it has also had the effect of keeping U.S. interest rates and prices in check, making the U.S. economy all the more attractive to investors around the world.

        In the global economy, the U.S. dollar continues to appreciate in value compared to other currencies. In fact, more capital is flowing into U.S. markets as investors generally avoid Asia. Europe also has been benefiting from the crisis. Canada, which is a commodity-producing exporter, has been somewhat negatively affected as commodity prices have fallen. Political unrest in Indonesia, nuclear tests in India and Pakistan and economic turmoil in Russia have been keeping international investors on the edges of their seats.

        Other major developments abroad include the final selection of countries to participate in Europe's single currency next year. Many European countries are adopting more restrictive fiscal policy and reducing inflation in anticipation of their momentous entry into the European Economic and Monetary Union (EMU). But after the EMU is established in 1999, tensions may indeed mount as countries work to adapt to the new structure.

        As we approach the turn of the century, one caveat remains: Don't underestimate the potential of the Year 2000 computer code problem. It appears that a significant number of federal government agencies will not meet the criteria necessary to avoid the problem. Many businesses are revealing that billions of dollars are being spent on the situation. Some experts say a global recession is in store. Others adamantly disagree. In any event, we may indeed see a reduction in capital spending toward the of 1998 and the first half of next year as companies focus on fixing existing computers rather than on purchasing new equipment. We'll keep you posted!

        Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA

July 10, 1998

PERFORMANCE UPDATE

[DREMAN PHOTO]

DAVID N. DREMAN IS CHAIRMAN OF DREMAN VALUE MANAGEMENT, L.L.C., INC. AND PORTFOLIO MANAGER OF KEMPER-DREMAN FINANCIAL SERVICES FUND. HE HAS MORE THAN 30 YEARS OF EXPERIENCE AS AN INVESTMENT ANALYST, ADVISOR AND MANAGER.
DREMAN HOLDS A BACHELOR OF COMMERCE DEGREE FROM THE UNIVERSITY OF MANITOBA, WINNIPEG, MANITOBA, CANADA. DREMAN IS ALSO THE AUTHOR OF SEVERAL BOOKS ON CONTRARIAN INVESTING AND IS A REGULAR COLUMNIST IN FORBES.


THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

IN THE FUND'S INITIAL SHAREHOLDER REPORT, PORTFOLIO MANAGER DAVID DREMAN DISCUSSES THE FINANCIAL SERVICES SECTOR, AND HOW HE PLANS TO USE HIS CONTRARIAN STRATEGY TO UNCOVER PARTICULARLY GOOD VALUES.

Q     SINCE THE FUND OPENED ON MARCH 9, WHAT'S BEEN HAPPENING IN THE FINANCIAL
SERVICES SECTOR?

A     Well, as you may know, the financial services sector was one of the best performing areas of the stock market over the last year as measured by the S&P Financial Index. Primarily, merger activity among banks and insurance companies has fueled the advance. In March and April of this year, the sector continued to outpace the market, but it took a breather in May as investors became more concerned about the prospect of higher interest rates. However, such a short time period really doesn't give one the proper sense of the potential inherent in the sector. A lot of these stocks still offer investors significant value, and we're looking for the ones that may provide good upside potential, but relatively little downside risk.

Q     HOW HAS THE SECTOR'S STRONG PERFORMANCE AFFECTED THE FUND?

A     Actually, it's ironic that the sector's advance has forced us to buy when the market is rising, which we'd rather not do. We're more value-conscious contrarian investors, and we prefer to be opportunistic and look for stocks that have been beaten down for short-term reasons. Unfortunately, there haven't been too many unloved financial stocks available to buy during the first few months of the fund's operation. However, we're just about through "Round 1," when our main objective was to position the portfolio. We've bought a lot of attractive stocks, and if the sector cools off a little, that should give us a chance to be more aggressive and really add potential value to the portfolio.

Q     HAVE YOU CONCENTRATED PURCHASES IN ANY SPECIFIC AREAS?

A     Yes, we've been emphasizing regional banks, which we believe will be the primary beneficiaries as the banking industry continues to consolidate. There has been a lot of press lately about huge mega-mergers like BankAmerica and NationsBank, but we really don't see a lot of upside in such mergers. They may be able to gain some economies of scale, but they don't gain products or services. We like the regionals because their mergers tend to be more symbiotic -- for example, each bank may be able to quickly gain services or outlets that they previously lacked. So their mergers provide more long-lasting return potential.

      We've also been looking at a few smaller insurance companies with good track records. They tend to be a little harder to buy, but we're slowly establishing meaningful positions in the ones we like.

Q     YOU MENTIONED THAT THE FINANCIAL SERVICES SECTOR WAS ONE OF THE BEST
PERFORMING AREAS OF THE MARKET LAST YEAR. IN FACT, IT HAS BEEN ONE OF THE BEST PERFORMING OF THE '90S. AS A VALUE-CONSCIOUS INVESTOR, DO YOU BELIEVE THE SECTOR STILL CONTAINS A LOT OF OVERLOOKED VALUE?

A     Most definitely. Even though the sector has undeniably en-

PERFORMANCE UPDATE

joyed a strong run, the reasons for its performance have evolved. During the first half of the 90's, these companies were coming off the bottom. If you recall, in 1990 the country was in a recession, real estate was getting hammered and there was serious talk of huge banks like Citicorp and Chase Manhattan actually going out of business. Many banking and insurance stocks were available at dirt cheap prices. As the economy improved, these stocks outpaced the market by a wide margin.

      Now mergers and acquisitions are fueling the sector. There are several thousand banks in the United States today, compared to only a few dozen in Canada, for example. There is a lot of room for consolidation, and there may be substantial gains to be realized by the mergers that make sense. And not just in banking, but in brokerages, insurance companies and financial asset managers. So we think there's a lot of opportunity, especially for value-conscious investors like us who want to buy near the bottom and wring every last drop of value from these companies.

Q     WHY DO YOU THINK THE FINANCIAL SERVICES SECTOR IS A GOOD MATCH FOR YOUR
VALUE APPROACH?

A     The financial services sector offers many of the characteristics that attract value managers. First you have firms whose stock prices are low relative to their earnings -- so-called "low P/E" stocks. Many of these stocks' P/Es are substantially cheaper than the market. That's the first ingredient: INHERENT VALUE. Then you have financially solid companies that are well run and have good track records, so you have the second ingredient: WELL-FINANCED, ESTABLISHED FIRMS. And finally, you have a sector that has historically been relatively volatile. The situation in the early '90s was an extreme case, but there have been other times when even slight concerns about the economy have caused these stocks to move significantly in price. So you have the third ingredient:
OPPORTUNITY.

      In our case, we look to find companies that are out of favor with investors for short-term reasons. What happened in May was a good example, when fears of higher interest rates prompted a sell-off among banking stocks. Modest changes in interest rates don't tend to have a negative effect on these stocks. That's more perception than reality. So the moderate correction actually helped us because it gave us better opportunities to buy.

Q     WHAT'S YOUR OUTLOOK FOR THE SECTOR IN THE COMING MONTHS?

A     We'll probably see more volatility rather than less in coming months. The weakness in the Japanese yen may prompt an additional round of currency devaluations in Asia, and perhaps spook the U.S. market again. We're underweighting big money center banks for that reason. But again, volatility will simply mean more chances for us to buy stocks that have been unfairly tarred with the same brush. For example, many of the banks we own are domestic firms that don't do business internationally. So if they go down in sympathy with bigger banks, we have a chance to snap them up at low prices.

      Overall, we intend to apply our strict valuation criteria and look for those financial services companies that offer the best opportunity for limited downside but very strong upside.

INDUSTRY SECTORS

KEMPER-DREMAN FINANCIAL SERVICES FUND'S SECTOR COMPOSITION*

Data shows the percentage of the common stocks in the portfolio that each sector represented on May 31, 1998.


                          [EQUITY PORTION BAR GRAPH]

BANKS/MONEY CENTER                                      27.7%

BANKS/MAJOR REGIONALS                                   27.1%

FINANCIAL DIVERSIFIED                                   14.2%

MULTI-LINE INSURANCE                                    11.0%

PROPERY-CASUALTY INSURANCE                               9.1%

INVESTMENT BANKING/BROKERAGE                             3.1%

SAVINGS AND LOANS                                        1.8%

LIFE/HEALTH INSURANCE                                    1.6%

OTHER                                                    1.4%

CONSUMER FINANCE                                         1.3%

INSURANCE BROKERS                                        1.0%

INVESTMENT MANAGEMENT                                     .7%


*Portfolio composition and holdings are subject to change.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST COMMON STOCK HOLDINGS*

Representing 47.6 percent of the fund's total net assets on May 31, 1998


                       HOLDINGS                                                                    PERCENT
--------------------------------------------------------------------------------------------------------

1.           AMERICAN INTERNATIONAL GROUP  The leading U.S.-based international insurance           6.9%
                                           organization and among the largest underwriters of
                                           commercial and industrial coverages in the U.S.
--------------------------------------------------------------------------------------------------------

2.           FEDERAL NATIONAL              Often referred to as "Fannie Mae", this is a private     6.7%
             MORTGAGE ASSOCIATION          corporation federally chartered to provide financial
                                           products and services that increase the availability
                                           and affordability of housing to low, moderate and
                                           middle-income Americans.
--------------------------------------------------------------------------------------------------------

3.           NATIONSBANK                   Provides financial services in nine states and the       6.0%
                                           District of Columbia.
--------------------------------------------------------------------------------------------------------

4.           FIRST UNION                   Engaged in commercial, investment and mortgage           5.8%
                                           banking.
--------------------------------------------------------------------------------------------------------

5.           FIRST CHICAGO                 A multi-bank holding company engaged in consumer         5.2%
             NBD                           banking, commercial banking, trust and investment
                                           services, investment management, real estate
                                           operations, lease financing, and international
                                           banking.
--------------------------------------------------------------------------------------------------------

6.           FEDERAL HOME                  Often referred to as "Freddie Mac", this corporation     3.8%
             LOAN MORTGAGE CORP.           provides for the transfer of capital between mortgage
                                           lenders and mortgage security investors, enabling
                                           mortgage lenders to provide a continuous flow of funds
                                           to borrowers.
--------------------------------------------------------------------------------------------------------

7.           AMERICAN EXPRESS              A leader in charge and credit cards, investment          3.6%
                                           products, insurance and international banking.
--------------------------------------------------------------------------------------------------------

8.           CITICORP                      A worldwide bank holding company which provides a        3.4%
                                           broad array of financial services.
--------------------------------------------------------------------------------------------------------

9.           PNC BANK                      One of the largest banking organizations in the U.S.     3.2%
                                           It operates community banking offices across the
                                           eastern United States and mortgage origination offices
                                           in 30 states.
--------------------------------------------------------------------------------------------------------

10.          KEYCORP                       Engaged in commercial banking operations and related     3.0%
                                           financial activities.
--------------------------------------------------------------------------------------------------------

*The fund's holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER-DREMAN FINANCIAL SERVICES FUND

PORTFOLIO OF INVESTMENTS AT MAY 31, 1998 (unaudited)
(DOLLARS IN THOUSANDS)


------------------------------------------------------------------------------------------------------------------------------
                                                                                        PRINCIPAL AMOUNT ($)/
 (a)REPURCHASE AGREEMENTS--.9%                                                                 SHARES            VALUE ($)
------------------------------------------------------------------------------------------------------------------------------

                                            State Street Bank and Trust Company
                                              dated 5/29/98, 5.55%, due 6/1/98
                                              (Cost $1,594)                                      1,594              1,594
                                            ----------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS--99.1%
------------------------------------------------------------------------------------------------------------------------------
BANKS--55.7%                                Banc One Corp.                                      34,000              1,874

                                            BankAmerica Corp.                                   58,500              4,837

                                            BankBoston Corp.                                     8,200                864

                                            Bankers Trust New York Corp.                        11,100              1,371

                                            Bank Rhode Island                                   12,500                203

                                            Chase Manhattan Corp.                               32,500              4,418

                                            Citicorp                                            39,300              5,861

                                            Corus Bankshares, Inc.                              39,600              1,668

                                            Firstar Corp.                                       30,700              1,126

                                            First Chicago NBD Corp.                            102,500              8,962

                                            First Citizens BancShares, Inc. "A"                  2,500                265

                                            First Hawaiian, Inc.                                58,500              2,201

                                            First Union Corp.                                  181,798             10,056

                                            Fleet Financial Group Inc.                          54,900              4,502

                                            H.F. Ahmanson & Co.                                 11,500                877

                                            J.P. Morgan & Co., Inc.                             18,300              2,273

                                            KeyCorp                                            136,700              5,186

                                            Mellon Bank Corp.                                   33,500              2,259

                                            National Bank of Canada                             86,000              1,753

                                            NationsBank Corp.                                  137,400             10,408

                                            North Fork Bancorporation, Inc.                     12,495                301

                                            Norwest Corp.                                      104,100              4,047

                                            PNC Bank Corp.                                      93,600              5,405

                                            People's Heritage Financial Group, Inc.             38,100                857

                                            Popular, Inc.                                       29,900              2,074

                                            Provident Financial Group                            5,500                282

                                            Republic New York Corp.                             19,700              2,530

                                            Summit Bancorp.                                     35,600              1,785

                                            SunTrust Banks, Inc.                                40,200              3,176

                                            Valley National Bank                                 5,000                156

                                            Washington Federal, Inc.                            32,000                890

                                            Washington Mutual, Inc.                             12,000                848

                                            Wells Fargo & Co.                                    8,500              3,072

                                            ----------------------------------------------------------------------------------
                                                                                                                   96,387

BUSINESS FINANCE--.1%                       Heller Financial Inc.                                6,300                176

                                            ----------------------------------------------------------------------------------

CONSUMER FINANCE--4.6%                      American Express Company                            60,800              6,240

                                            Associates First Capital Corp.                       1,500                112

                                            SLM Holding Corp.                                   41,400              1,653

                                            ----------------------------------------------------------------------------------
                                                                                                                    8,005

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                                                                               SHARES            VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
INSURANCE--20.6%                            Allstate Corp.                                      53,500              5,036

                                            American International Group, Inc.                  95,700             11,849

                                            Chubb Corp.                                         21,800              1,734

                                            Cigna Corp.                                         26,300              1,802

                                            General Re Corp.                                    12,100              2,660

                                            Jefferson-Pilot Corp.                               12,350                707

                                            Lincoln National Corp.                              14,900              1,339

                                            Marsh & McLennan Companies, Inc.                    19,900              1,742

                                            Ohio Casualty Corp.                                 59,300              2,891

                                            Safeco Corp.                                        20,100                935

                                            St. Paul Companies, Inc.                            63,200              2,805

                                            Torchmark Corp.                                     22,700                973

                                            Transamerica Corp.                                   9,200              1,058

                                            ----------------------------------------------------------------------------------
                                                                                                                   35,531

SERVICE INDUSTRIES--3.8%                    Lehman Brothers Holdings, Inc.                       9,900                702

                                            Merrill Lynch & Co., Inc.                           46,300              4,144

                                            Raymond James Financial, Inc.                       15,350                465

                                            T. Rowe Price & Associates, Inc.                    36,100              1,279

                                            ----------------------------------------------------------------------------------
                                                                                                                    6,590

OTHER FINANCIAL
COMPANIES--14.3%                            Federal Home Loan Mortgage Corp.                   145,500              6,620

                                            Federal National Mortgage Association              192,000             11,496

                                            Golden West Financial Corp.                          7,900                853

                                            Household International, Inc.                       12,700              1,719

                                            Travelers Group, Inc.                               66,900              4,081

                                            ----------------------------------------------------------------------------------
                                                                                                                   24,769
                                            ----------------------------------------------------------------------------------
                                            TOTAL COMMON STOCKS
                                            (Cost $175,438)                                                       171,458
                                            ----------------------------------------------------------------------------------
                                            TOTAL INVESTMENT PORTFOLIO--100%
                                            (Cost $177,032)                                                       173,052
                                            ----------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
 ------------------------------------------------------------------------------
(a) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities. The collateral is monitored daily by the Fund so that its market value exceeds the carrying value of the repurchase agreement.

Based on the cost of investments of $177,032,000 for federal income tax purposes at May 31, 1998, the gross unrealized appreciation was $1,043,000, the gross unrealized depreciation was $5,023,000 and the net unrealized depreciation on investments was $3,980,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 1998 (unaudited)

(IN THOUSANDS)

------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $177,032)                                                $173,052
------------------------------------------------------------------------
Deferred organization expense                                         11
------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                 3,808
------------------------------------------------------------------------
  Dividends and interest                                             204
------------------------------------------------------------------------
    TOTAL ASSETS                                                 177,075
------------------------------------------------------------------------

------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------

Payable for:
  Investments purchased                                            4,187
------------------------------------------------------------------------
  Fund shares redeemed                                                78
------------------------------------------------------------------------
  Distribution services fee                                           78
------------------------------------------------------------------------
  Administrative services fee                                         14
------------------------------------------------------------------------
  Other payables and accrued expenses                                255
------------------------------------------------------------------------
    Total liabilities                                              4,612
------------------------------------------------------------------------
NET ASSETS                                                      $172,463
------------------------------------------------------------------------

------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Paid-in capital                                                 $176,213
------------------------------------------------------------------------
Undistributed net realized gain on investments                       253
------------------------------------------------------------------------
Net unrealized depreciation on investments                        (3,980)
------------------------------------------------------------------------
Accumulated net investment loss                                      (23)
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $172,463
------------------------------------------------------------------------

------------------------------------------------------------------------
 THE PRICING OF SHARES
------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($87,325 / 8,939 shares outstanding)                             $9.77
------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                     $10.37
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($74,543 / 7,652 shares outstanding)                             $9.74
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($10,595 / 1,086 shares outstanding)                             $9.76
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

FOR THE PERIOD FROM MARCH 9, 1998 (commencement of operations) TO MAY 31, 1998 (unaudited)

STATEMENT OF OPERATIONS

(IN THOUSANDS)

-----------------------------------------------------------------------
 INVESTMENT INCOME
-----------------------------------------------------------------------
  Dividends                                                     $   362
-----------------------------------------------------------------------
  Interest                                                           31
-----------------------------------------------------------------------
    Total investment income                                         393
-----------------------------------------------------------------------
Expenses:
  Management fee                                                    175
-----------------------------------------------------------------------
  Distribution services fee                                          85
-----------------------------------------------------------------------
  Administrative services fee                                        58
-----------------------------------------------------------------------
  Custodian, accounting and transfer agent fees and related
    expenses                                                        208
-----------------------------------------------------------------------
  Reports to shareholders                                             5
-----------------------------------------------------------------------
  Professional fees                                                   9
-----------------------------------------------------------------------
  Registration fees                                                  33
-----------------------------------------------------------------------
  Amortization of organizational expense                              1
-----------------------------------------------------------------------
  Other                                                               2
-----------------------------------------------------------------------
    Total expenses before expense waiver                            576
-----------------------------------------------------------------------
Less expenses waived and absorbed by investment manager             160
-----------------------------------------------------------------------
    Total expenses after expense waiver                             416
-----------------------------------------------------------------------
NET INVESTMENT LOSS                                                 (23)
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------

  Net realized gain on sales of investments                         253
-----------------------------------------------------------------------
  Change in net unrealized depreciation of investments           (3,980)
-----------------------------------------------------------------------
Net loss on investments                                          (3,727)
-----------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $(3,750)
-----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
 OPERATIONS AND CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------------------
  Net investment loss                                                   $    (23)
--------------------------------------------------------------------------------
  Net realized gain                                                          253
--------------------------------------------------------------------------------
  Change in net unrealized depreciation                                   (3,980)
--------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                      (3,750)
--------------------------------------------------------------------------------
Net increase from capital share transactions                             176,113
--------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                             172,363
--------------------------------------------------------------------------------

-----------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------------------

Beginning of period                                                          100
--------------------------------------------------------------------------------
END OF PERIOD                                                           $172,463
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF
     THE FUND Kemper-Dreman Financial Services Fund (the Fund) is a diversified series of Kemper Equity Trust (the Trust), an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund commenced operations on March 9, 1998. The Fund currently offers three classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Portfolio securities which are
                             traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq
                             Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on Nasdaq. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities other than money market securities with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is

NOTES TO FINANCIAL STATEMENTS

                             determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the period ended May 31, 1998.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income semi-annually and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             ORGANIZATIONAL COSTS. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH       MANAGEMENT AGREEMENT. The Fund has a management
     AFFILIATES              agreement with Scudder Kemper Investments, Inc.
                             (the Adviser) and pays a management fee at an annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $66,000 for the period ended May 31, 1998, after a expense waiver by the Adviser. In addition, the Adviser has temporarily agreed to absorb certain operating expenses of the Fund. Under these arrangements, the Adviser waived and absorbed expenses of $160,000 for the period ended May 31, 1998. Dreman Value Management, L.L.C. serves as sub-adviser with respect to the investment and reinvestment of assets in the Fund, and is paid by the Adviser for its services.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI) a subsidiary of the Adviser. Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                COMMISSIONS
                                                                RETAINED BY     COMMISSIONS ALLOWED BY
                                                                    KDI              KDI TO FIRMS
                                                                -----------   ---------------------------
                             Period ended May 31, 1998            $3,000                825,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                          DISTRIBUTION FEES AND CDSC      COMMISSIONS AND
                                                           RECEIVED (AFTER EXPENSE     DISTRIBUTION FEES PAID
                                                                WAIVER) BY KDI            BY KDI TO FIRMS
                                                          --------------------------   ----------------------
                             Period ended May 31, 1998             $106,000                  2,902,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on

NOTES TO FINANCIAL STATEMENTS

                             assets of Fund accounts the firms service.
                             Administrative services fees (ASF) paid are as follows:

                                                                            ASF PAID BY
                                                                          THE FUND TO KDI       ASF PAID BY
                                                                       (AFTER EXPENSE WAIVER)   KDI TO FIRMS
                                                                       ----------------------   ------------
                             Period ended May 31, 1998                        $ 14,000             213,000

                             TRANSFER AGENT/SHAREHOLDER SERVICES AGREEMENT. Kemper Service Company, a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. The Fund incurred transfer agent fees of $61,000 for the period ended May 31, 1998, all of which is unpaid.

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation, a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. The Fund incurred accounting fees of $22,000 for the period ended May 31, 1998, all of which is unpaid.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of the Adviser. For the period ended May 31, 1998, the Fund made no payments to its officers or trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the period ended May 31, 1998, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                                  $175,975

                             Proceeds from sales                             791

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                                       PERIOD ENDED
                                                                                       MAY 31, 1998
                                                                                       ------------
                                                                                   SHARES        AMOUNT
                             ---------------------------------------------------------------------------
                              SHARES SOLD
                             ---------------------------------------------------------------------------
                              Class A                                              9,124        $ 90,987
                             ---------------------------------------------------------------------------
                              Class B                                              7,812          77,823
                             ---------------------------------------------------------------------------
                              Class C                                              1,101          11,015
                             ---------------------------------------------------------------------------
                              SHARES REDEEMED
                             ---------------------------------------------------------------------------
                              Class A                                               (188)         (1,884)
                             ---------------------------------------------------------------------------
                              Class B                                               (164)         (1,635)
                             ---------------------------------------------------------------------------
                              Class C                                                (19)           (193)
                             ---------------------------------------------------------------------------
                              NET INCREASE FROM CAPITAL SHARE TRANSACTIONS                      $176,113
                             ---------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

FOR THE PERIOD FROM MARCH 9, 1998 (COMMENCEMENT OF OPERATIONS) TO MAY 31, 1998 (UNAUDITED)

----------------------------------------------------------------------------------------------------------
       PER SHARE OPERATING PERFORMANCE                 CLASS A               CLASS B               CLASS C
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $9.50                  9.50                  9.50
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              --                  (.01)                 (.01)
----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                         .27                   .25                   .27
----------------------------------------------------------------------------------------------------------
Total from investment operations                           .27                   .24                   .26
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $9.77                  9.74                  9.76
----------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                             2.84                  2.53                  2.74

----------------------------------------------------------------------------------------------------------
   RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------------------

Expenses absorbed by the Fund                             1.36%                 2.24                  2.21
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                               .33%                 (.55)                 (.52)
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------------------

Expenses                                                  2.07%                 2.82                  3.40
----------------------------------------------------------------------------------------------------------
Net investment loss                                       (.38)%               (1.13)                (1.71)
----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
-----------------------------------------------------------------------------------------------------------------

Net assets at end of period                                                                        $172,463
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                                                     3%
-----------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive a portion of its management fee and absorb certain operating expenses of the Fund. The other ratios to Average Net Assets are computed without this expense waiver or absorption.

NOTES

NOTES

NOTES

TRUSTEES & OFFICERS

TRUSTESS                                    OFFICERS

DANIEL PIERCE                               PHILIP J. COLLORA
Chairman and Trustee                        Vice President and Secretary

JAMES E. AKINS                              FREDERICK L. GASKIN
Trustee                                     Vice President

MARK S. CASADY                              JERARD K. HARTMAN
President and Trustee                       Vice President

ARTHUR R. GOTTSCHALK                        THOMAS W. LITTAUER
Trustee                                     Vice President

FREDERICK T. KELSEY                         ANN M. MCCREARY
Trustee                                     Vice President

KATHRYN L. QUIRK                            LINDA J. WONDRACK
Vice President and Trustee                  Vice President

FRED B. RENWICK                             JOHN R. HEBBLE
Trustee                                     Treasurer

JOHN B. TINGLEFF                            MAUREEN E. KANE
Trustee                                     Assistant Secretary

JOHN G. WEITHERS                            CAROLINE PEARSON
Trustee                                     Assistant Secretary

                                            ELIZABETH C. WERTH
                                            Assistant Secretary



--------------------------------------------------------------------------------
LEGAL COUNSEL                       DECHERT PRICE & RHOADS
                                    Ten Post Office Square South
                                    Boston, MA 02109
--------------------------------------------------------------------------------
SHAREHOLDER                         KEMPER SERVICE COMPANY
SERVICE AGENT                       P.O. Box 419557
                                    Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN                           STATE STREET BANK AND TRUST COMPANY
                                    225 Franklin Street
                                    Boston, MA 02110
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER               KEMPER DISTRIBUTORS, INC.
                                    222 South Riverside Plaza  Chicago, IL 60606
                                    www.kemper.com
--------------------------------------------------------------------------------

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LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

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KDFSF - 3 (7/98)  1047080